PENN SERIES FUNDS, INC.

Large Cap Growth Fund

Large Cap Value Fund

Mid Core Value Fund

Small Cap Growth Fund

Supplement dated February 25, 2013

to the Prospectus dated May 1, 2012, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

At a meeting of the Board of Directors of Penn Series Funds, Inc. (the “Company”) held on February 20, 2013, the Board of Directors approved the appointment, effective May 1, 2013, of new investment sub-advisers for certain series of the Company (each, a “Fund” and collectively, the “Funds”) as listed below. The current investment sub-adviser to each Fund will cease providing sub-advisory services to the Fund prior to the open of the New York Stock Exchange on May 1, 2013.

Fund	New Investment Sub-Adviser Effective May 1, 2013
Large Cap Growth Fund	MFS Investment Management
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Mid Core Value Fund	American Century Investment Management, Inc.
Small Cap Growth Fund	Janus Capital Management LLC

These changes will become effective without the need for any shareholder, contract owner, or policyholder action. The Company and Independence Capital Management, Inc. (“ICMI”) have received an order from the Securities and Exchange Commission that permits ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

The appointment of the new investment sub-advisers will have no effect on the Funds’ investment objectives or investment advisory fees. Shareholders, contract owners, and policyholders of each Fund will receive an Information Statement that provides additional information about the Fund’s new investment sub-adviser on or about May 1, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM6073